UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-04-1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2022, BIMI International Medical Inc. (the “Registrant” or the “Company”) entered into a Sale and Purchase Agreement (the “Agreement”) to sell its wholly-owned subsidiary, Chongqing Zhuoda Pharmaceutical Co., Ltd. (“Zhuoda”), a distributor of pharmaceuticals and biologicals located in the People’s Republic of China (the “PRC”) to three citizens of the PRC who previously sold Zhuoda to the Company.

Pursuant to the Agreement, the Company’s wholly-owned subsidiary Chongqing Guanzan Technology Co., Ltd. (“Guanzan”), will sell 100% of the equity interests in Zhuoda that Guanzan previously purchased for 440,000 shares of the Company’s common stock, which purchase price was subject to post-closing payments based on performance in 2022 and 2023. The 440,000 shares will be returned to the Company as the full consideration of the sale of the interests in Zhouda.

In connection with the execution of the Agreement, the parties also agreed to terminate the original agreement whereby Guanzan purchased Zhuoda, and that none of Guanzan, the Company, Zhuoda or any of their related parties will have any debt, obligation or liability to the original sellers in connection with or resulting from the earnout payment under the original agreement.

The closing of the Agreement is expected to take place in the fourth quarter of 2022, subject to necessary regulatory approvals.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

ITEM 8.01 OTHER INFORMATION

On October 24, 2022, the Registrant issued a press release announcing the entry into of the Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
4.1	Sale and Purchase Agreement dated October 19, 2022
99.1	Press Release dated October 24, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2022	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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